ALLIANCE UTILITY INCOME FUND

ANNUAL REPORT
NOVEMBER 30, 1995



LETTER TO SHAREHOLDERS                             ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

January 15, 1996

Dear Shareholder:

Alliance Utility Income Fund benefited from the sustained rally in the U.S. stock market over much of 1995. As shown in the table below, the Fund provided favorable investment returns for shareholders during the annual reporting period ended November 30, 1995. Also shown are the strong returns over the period for the overall U.S. stock market, represented by the S&P 500-stock Index, and for the New York Stock Exchange (NYSE) Utility Index. (Complete descriptions of these unmanaged benchmarks appear on page 4):


                             12 Months Ended November 30, 1995
                                    Total Return    Ending NAV
                                    ------------    ----------
   ALLIANCE UTILITY INCOME FUND
     Class A                           +19.58%        $10.22
     Class B                           +18.66%        $10.20
     Class C                           +18.76%        $10.22

   S&P 500                             +36.95%
   NYSE UTILITY INDEX                  +32.80%


The Fund's total returns are based on the net asset values of each class of shares as of November 30; additional investment results appear on page 3. Also provided on page 4 is a chart that shows the performance of a hypothetical $10,000 initial investment in Alliance Utility Income Fund Class A shares from inception through the end of November.

MARKET REVIEW: 1995
During 1995 telecommunication services and electric utility stocks performed very well on an absolute basis relative to their performance in the past several years. The NASDAQ Telecom Index ended 1995 up 35.1% for the year and the Philadelphia Electric Utility Index gained 28.6%. The utility stocks of emerging markets had another disappointing year; overall stock market performance declined 9.2% (as measured by Morgan Stanley's Emerging Markets Index) while the overall stock market in the U.S. (as measured by the S&P 500), posted an impressive gain of 37.6% for the full calendar year.

We attribute the solid absolute performance of most utilities to a number of factors, including a declining interest rate environment, positive regulatory decisions, increased anticipation of telecommunications legislation, a pick up in merger and acquisition activity and overall financial improvement (i.e., significant free cash flow generation, stronger balance sheets, solid earnings and lower dividend payout ratios).

PERFORMANCE REVIEW
Throughout the past year the Fund's electric utility positions have been largely focused on high quality companies with strong cash flow and improving competitive positions. Overall, the domestic holdings in this area delivered strong performance in 1995.

During the summer we significantly increased the portfolio's exposure to telecommunication services and equipment. Our basis for overweighting these two areas was improved valuations in the telecom services sector resulting from poor performance of the group over the previous 18 months. In addition, we had greater conviction in the long-term global growth and profitability potential for the telecom equipment sector.

During the second half of the year, telecom services significantly outperformed the S&P 500, but the telecom equipment sector experienced a sharp sell-off in the fourth quarter of 1995.

Fortunately, the Fund's exposure to the poorly performing emerging markets was underweighted throughout much of the year.

OUTLOOK AND INVESTMENT STRATEGY: 1996
Our forecast for the top performers in 1996, in order of preference, includes telecom equipment stocks, telecom services and domestic electric utilities. We are also optimistic about opportunities among several areas within the emerging markets. As a result, our portfolio strategy for 1996 is to maintain about 25% of the Fund's assets in telecom equipment stocks; to increase exposure to emerging market utilities; to modestly increase the weighting in telecom services, and to selectively reduce the weighting in domestic electric utilities as these stocks become fully valued. (We have already begun to reduce


1



                                                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

exposure to the electric sector based solely on valuation, and are now focusing on the best relative values within the group.)

In summary, we believe 1996 has the potential to be another strong absolute performance year driven by telecom equipment and telecom services stocks, and improving performance from emerging markets. Our positive outlook is based on the following expectations: a declining global interest rate environment; low to moderate global inflation; improving global economies; and finally, an extended global business cycle-all of which will help to fuel higher expectations for cash flow growth and more predictable future earnings.

Thank you for your interest and investment in Alliance Utility Income Fund. We look forward to reporting the Fund's progress to you in the coming period.

Sincerely,

John D. Carifa
Chairman and President

Gregory G. Allison
Portfolio Manager


2



INVESTMENT RESULTS                                 ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF NOVEMBER 30, 1995


CLASS A SHARES
                                  WITHOUT         WITH
                               SALES CHARGE   SALES CHARGE
                               ---------------------------
 . One Year                        +19.58%        +14.48%
 . Since Inception*                 +5.87%         +3.74%

CLASS B SHARES
                                  WITHOUT         WITH
                               SALES CHARGE   SALES CHARGE
                               ---------------------------
 . One Year                        +18.66%        +14.66%
 . Since Inception*                 +5.06%         +4.16%

CLASS C SHARES
 . One Year                        +18.76%
 . Since Inception*                 +5.15%


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares-with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); Class C shares are not subject to front-end or contingent deferred sales charges. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*  Inception: 10/18/93.


3



                                                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

ALLIANCE UTILITY INCOME FUND
$10,000 INVESTMENT OVER LIFE OF FUND:
10/31/93 TO 11/30/95

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000

10/31/93              11/30/95

NYSE
UTILITY INDEX

S&P 500

UTILITY INCOME FUND
CLASS A: $10,810

This chart illustrates the total value of an assumed $10,000 investment in Alliance Utility Income Fund Class A shares (since inception) after deducting the maximum 4.25% sales charge, and with dividends and capital gains reinvested. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard and Poor's 500-stock Index includes 500 U.S. stocks, and is a common measure of the performance of the U.S. stock market.

The New York Stock Exchange Utility Index is comprised of all utility issues traded on the Exchange.

When comparing Alliance Utility Income Fund to the indices shown above, you should note that the Fund's performance reflects the maximum sales charge of 4.25% while no such charges are reflected in the performance of the indices.


Utility Income Fund
S&P 500
NYSEUtility Index


4



TEN LARGEST HOLDINGS
NOVEMBER 30, 1995                                  ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

                                                                     PERCENT OF
COMPANY                                    COUNTRY          VALUE    NET ASSETS
-------------------------------------------------------------------------------
AT & T Corp.                            United States   $1,181,400        6.8%
Public Service Company of New Mexico    United States      838,950        4.9
New York State Electric & Gas Corp.     United States      834,600        4.8
FPL Group, Inc.                         United States      824,125        4.8
AirTouch Communications, Inc.           United States      792,200        4.6
MCI Communications Corp.                United States      722,250        4.2
DSC Communications Corp.                United States      645,887        3.7
Nokia Corp. (ADR)                          Finland         634,725        3.7
Houston Industries, Inc.                United States      599,325        3.5
Portland General Corp.                  United States      587,600        3.4
                                                        $7,661,062       44.4%



MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED NOVEMBER 30, 1995
_______________________________________________________________________________

                                                                 SHARES
                                                         ----------------------
                                                                      HOLDINGS
PURCHASES                                  COUNTRY          BOUGHT    11/30/95
-------------------------------------------------------------------------------
AirTouch Communications, Inc.           United States       15,900     27,200
AT&T Corp.                              United States       12,500     17,900
DSC Communications Corp.                United States       16,300     16,300
General Instrument Corp.                United States       14,900     14,900
Houston Industries, Inc.                United States       13,100     13,100
New York State Electric & Gas Corp.     United States       32,100     32,100
Nokia Corp. (ADR)                          Finland          11,700     11,700
Tele-Communications, Inc. Cl.A          United States       27,800     27,800
United Sates Cellular Corp.             United States       14,700     14,700
U.S. West, Inc.                         United States       11,800     17,600


                                                                       HOLDINGS
SALES                                                         SOLD     11/30/95
-------------------------------------------------------------------------------
American Electric Power, Inc.           United States        8,100         -0-
Duke Power Co.                          United States        6,700         -0-
Enron Global Power Pipelines            United States        9,200         -0-
GTE Corp.                               United States        9,000         -0-
Louisiana Gas & Electric Energy Corp.   United States        7,000         -0-
NIPSCO Industries, Inc.                 United States       10,000         -0-
Pacific Gas & Electric Co.              United States        8,400         -0-
Southern Co.                            United States       13,000         -0-
Teco Energy, Inc.                       United States       12,700         -0-
Unicom Corp.                            United States        8,800         -0-




5



PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995                                  ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

COMPANY                                          SHARES         VALUE
----------------------------------------------------------------------
COMMON & PREFERRED STOCKS AND
  OTHER INVESTMENTS-94.4%
UNITED STATES INVESTMENTS-82.4%
PUBLIC UTILITIES-79.7%
ELECTRIC-37.2%
Allegheny Power Systems, Inc.                    12,300    $   341,325
Baltimore Gas & Electric Co.                     20,600        548,475
CMS Energy Corp.                                  5,900        160,775
DPL, Inc.                                        16,900        405,600
FPL Group, Inc.                                  19,000        824,125
Houston Industries Inc.                          13,100        599,325
New York State Electric & Gas Corp.              32,100        834,600
Oklahoma Gas & Electric Co.                      14,000        567,000
Peco Energy Capital LP cv. pfd.                   4,400        117,700
Pinnacle West Capital Corp.                       5,200        141,700
Portland General Corp.                           20,800        587,600
Public Service Company of New Mexico*            47,600        838,950
Texas Utilities Co.                              11,500        442,750
                                                             6,409,925

GAS-1.0%
Enron Corp.                                       4,700        176,250

RAILROAD TRANSPORTATION-1.0%
Union Pacific Corp.                               2,600        176,150

TELEPHONE-40.5%
AirTouch Communications, Inc.*                   27,200        792,200
AT & T Corp.                                     17,900      1,181,400
DSC Communications Corp.*                        16,300        645,887
General Instrument Corp.*                        14,900        381,812
MCI Communications Corp.                         27,000        722,250
Motorola, Inc.                                    7,700        471,625
Nynex Corp.                                       7,100        352,338
Scientific-Atlanta, Inc.                         13,200        209,550
Tele-Communications, Inc. Cl.A                   27,800        514,300
Telephone & Data Systems, Inc.                    3,900        148,688
Tellabs, Inc.*                                    4,500        176,625
U.S. West Communications Group                   17,600        550,000
U.S. West, Inc.*                                 17,600        316,800
United States Cellular Corp.*                    14,700        514,500
                                                             6,977,975
                                                            13,740,300


ENERGY-2.7%
OIL SERVICES-2.7%
Western Atlas, Inc.*                              9,500        454,813

Total United States Investments
  (cost $13,167,136)                                        14,195,113


FOREIGN INVESTMENTS-12.0%
ARGENTINA-1.6%
MetroGas S.A. (ADR)                              20,300        180,163
  Gas
Telecom Argentina S.A. (ADR)(a)                   2,200         96,250
  Telephone Utility
                                                               276,413

CANADA-2.8%
Northern Telecom, Ltd.                           11,100        448,162
  Telephone Utility
Canadian National Railway Co.                     2,800         42,000
  Railroad Transportation
                                                               490,162

CHILE-3.2%
Compania Telecomunicacion Chile (ADR)             4,700        338,987
  Telephone Utility
Enersis S.A. (ADR)*                               8,000        205,000
  Electric & Gas Utility
                                                               543,987


6



                                                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

COMPANY                                          SHARES         VALUE
----------------------------------------------------------------------
FINLAND-3.7%
Nokia Corp. (ADR)                                11,700    $   634,725
  Electronics
KOREA-0.7%
Korea Electric Power Corp. (ADR)*                 5,300        129,188
  Electric
Total Foreign Investments
  (cost $2,055,800)                                          2,074,475

Total Common & Preferred
  Stocks and Other Investments
  (cost $15,222,936)                                        16,269,588


                                               PRINCIPAL
                                                 AMOUNT
                                                  (000)         VALUE
----------------------------------------------------------------------
SHORT TERM INVESTMENT-1.7%
Federal Home Loan Mortgage Corp.
  5.80%, 12/01/95
  (amortized cost $300,000)                        $300    $   300,000

TOTALINVESTMENTS-96.1%
  (cost $15,522,936)                                        16,569,588
Other assets less liabilities-3.9%                             666,080

NETASSETS-100%                                             $17,235,668


*   Non-income producing security.

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1995, these securities amounted to $96,250 or 0.6% of net assets.

    Glossary:
    ADR - American Depository Receipt

    See notes to financial statements.


7

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995                                  ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $15,522,936)            $16,569,588
  Cash, at value (cost $54,864)                                          48,778
  Receivable for investment securities sold                             415,829
  Receivable from Adviser                                               144,368
  Receivable for capital stock sold                                     126,459
  Deferred organization expenses                                         96,891
  Dividends receivable                                                   34,296
  Total assets                                                       17,436,209

LIABILITIES
  Payable for capital stock redeemed                                     64,461
  Distribution fee payable                                               12,101
  Accrued expenses                                                      123,979
  Total liabilities                                                     200,541

NET ASSETS                                                          $17,235,668

COMPOSITION OF NET ASSETS
  Capital stock, at par                                             $     1,689
  Additional paid-in capital                                         15,991,921
  Accumulated net realized gain on investments and foreign
    currency denominated assets and liabilities                         201,492
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                       1,040,566
                                                                    $17,235,668

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share($2,747,815/
    268,998 shares of capital stock issued and outstanding)              $10.22
  Sales charge-4.25% of public offering price                               .45
  Maximum offering price                                                 $10.67

  CLASS B SHARES
  Net asset value and offering price per share($10,988,019/
    1,077,424 shares of capital stock issued and outstanding)            $10.20

  CLASS C SHARES
  Net asset value, redemption and offering price per share($3,499,834
    /342,617 shares of capital stock issued and outstanding)             $10.22


See notes to financial statements.


8



STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995                       ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld $4,067)      $ 426,913
  Interest                                                 48,573   $  475,486

EXPENSES
  Advisory fee                                             89,692
  Distribution fee - Class A                                7,027
  Distribution fee - Class B                               62,638
  Distribution fee - Class C                               33,529
  Administrative                                          150,627
  Custodian                                                66,756
  Audit and legal                                          60,619
  Registration                                             51,445
  Amortization of organization expenses                    48,881
  Transfer agency                                          29,596
  Director's fees                                          24,327
  Printing                                                 23,611
  Total expenses                                          648,748
  Less: expenses waived and assumed by the Adviser
    (Note B)                                             (402,047)
  Net expenses                                                         246,701
  Net investment income                                                228,785

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                     540,677
  Net realized gain on foreign currency denominated
    assets and liabilities                                               8,284
  Net change in unrealized depreciation of:
    Investments                                                      1,346,580
    Foreign currency denominated assets and liabilities                 (6,086)
  Net gain on investments                                            1,889,455

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $2,118,240


See notes to financial statements.


9



STATEMENT OF CHANGES IN NET ASSETS                 ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

                                                       YEAR ENDED   YEAR ENDED
                                                         NOV. 30,     NOV. 30,
                                                           1995         1994
                                                      ------------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                               $   228,785   $  133,020
  Net realized gain (loss) on investments and
    foreign currency transactions                         548,961     (102,949)
  Net change in unrealized depreciation of
    investments and foreign currency denominated
    assets and liabilities                              1,340,494     (299,065)
  Net increase(decrease)in net assets from operations   2,118,240     (268,994)

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                              (101,893)     (39,724)
    Class B                                              (236,075)     (65,322)
    Class C                                              (137,196)     (42,339)

CAPITAL STOCK TRANSACTIONS
  Net increase                                          9,520,734    5,996,770
  Total increase                                       11,163,810    5,580,391

NET ASSETS
  Beginning of year                                     6,071,858      491,467
  End of year                                         $17,235,668   $6,071,858



See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995                                  ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Utility Income Fund, Inc. (the 'Fund') organized as a Maryland corporation on July 28, 1993, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A and B shares commenced operations on October 18, 1993 and Class C shares distribution commenced on October 27, 1993. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of the significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last reported sales price, or, if no sale occurred, at the last bid price quoted at the regular close of the New York Stock Exchange. Over-the-counter securities not traded on national securities exchanges are valued at the mean of the closing bid and asked price. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $189,000 have been deferred and are being amortized on a straight-line basis through October, 1998.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net foreign exchange gain of $8,284 represents foreign exchange gains and losses from sales and maturities of securities, holdings of foreign currencies exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation of investments and foreign currency denominated assets and liabilities.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

To reflect reclassifications arising from permanent book/tax differences for the year ended November 30, 1995, $246,379 was reclassified from accumulated net realized gain on investments and foreign currency denominated assets and liabilities to distributions in excess of net investment income.

5. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)          ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays its Adviser, Alliance Capital Management L.P., an advisory fee at an annual rate of .75 of 1% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed, under the terms of the investment advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense limitation imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. For the same period the Adviser voluntarily agreed to waive its fees. In addition, the Adviser agreed to reimburse the Fund for operating expenses. Such fees and expenses amounted to $402,047. Pursuant to the Advisory Agreement, the Fund paid $150,627 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November30, 1995. The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $17,232. Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $1,910 from the sale of Class A shares and $18,202 in contingent deferred sales charges were imposed upon redemptions by shareholders of Class B shares for the year ended November 30, 1995.

Brokerage commissions paid on securities transactions for the year ended November 30, 1995, amounted to $92,322, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp., ('DLJ') an affiliate of the Adviser, nor to DLJ directly.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and C shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $725,771 and $293,252 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, (excluding short-term investments), aggregated $27,313,624 and $18,436,560, respectively, for the year ended November 30, 1995. At November 30, 1995, the cost of securities for federal income tax purposes was $15,563,993. Accordingly, gross unrealized appreciation of investments was $1,610,400 and gross unrealized depreciation of investments was $604,805, resulting in net unrealized appreciation of $1,005,595.

The Fund fully utilized its capital loss carryforward of $101,090 to offset gain realized during the year ended November 30, 1995.


12



                                                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                                     SHARES                   AMOUNT
                            ---------------------- ----------------------------
                            YEAR ENDED  YEAR ENDED   YEAR ENDED     YEAR ENDED
                              NOV. 30,   NOV. 30,      NOV. 30,       NOV. 30,
                                1995       1994          1995           1994
                            ----------  ----------  ------------  -------------
CLASS A
Shares sold                   280,485    155,996    $ 2,562,935     $1,525,830
Shares issued in
  reinvestment of
  dividends                     5,656      3,544         52,789         32,263
Shares redeemed              (136,178)   (63,588)    (1,281,378)      (616,988)
Net increase                  149,963     95,952    $ 1,334,346     $  941,105

CLASS B
Shares sold                 1,060,967    325,292    $10,085,756     $3,102,363
Shares issued in
  reinvestment of
  dividends                    13,786      5,345        130,190         48,378
Shares redeemed              (259,756)   (92,803)    (2,433,366)      (854,700)
Net increase                  814,997    237,834    $ 7,782,580     $2,296,041

CLASS C
Shares sold                   152,939    333,565    $ 1,435,226     $3,126,974
Shares issued in
  reinvestment of
  dividends                    12,020      2,937        112,263         26,528
Shares redeemed              (117,943)   (42,784)    (1,143,681)      (393,878)
Net increase                   47,016    293,718    $   403,808     $2,759,624


13



FINANCIAL HIGHLIGHTS                               ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                        CLASS A
                                                                  OCT. 18,1993*
                                          YEAR ENDED NOVEMBER 30,       TO
                                          -----------------------  NOVEMBER 30,
                                              1995         1994        1993
                                          ------------  ---------  ------------
Net asset value, beginning of period        $ 8.97       $ 9.92     $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .27**(c)     .42**      .02**
Net realized and unrealized gain (loss)
  on investments                              1.43         (.89)      (.10)
Net increase (decrease) in net asset
  value from operations                       1.70         (.47)      (.08)

LESS: DISTRIBUTIONS
Dividends from net investment income          (.45)        (.48)        -0-
Net asset value, end of period              $10.22       $ 8.97     $ 9.92

TOTAL RETURN
Total investment return based on net
  asset value (a)                            19.58%       (4.86)%     (.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $2,748       $1,068       $229
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements     1.50%        1.50%      1.50%(b)
  Expenses, before waivers/reimbursements     4.86%       13.72%    145.63%(b)
  Net investment income, net of waivers/
    reimbursements                            2.48%        4.13%      2.35%(b)
  Net investment loss, before waivers/
    reimbursements                            (.46)%      (8.09)%  (141.77)%(b)
Portfolio turnover rate                        162%          30%        11%


See footnote summary on page 16.


14



                                                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                        CLASS B
                                                                  OCT. 18,1993*
                                          YEAR ENDED NOVEMBER 30,       TO
                                          -----------------------  NOVEMBER 30,
                                              1995         1994        1993
                                          ------------  ---------  ------------
Net asset value, beginning of period        $ 8.96       $ 9.91     $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .18**(c)     .37**      .01**
Net realized and unrealized gain (loss)
  on investments                              1.45         (.91)      (.10)
Net increase (decrease) in net asset
  value from operations                       1.63         (.54)      (.09)

LESS: DISTRIBUTIONS
Dividends from net investment income          (.39)        (.41)        -0-
Net asset value, end of period              $10.20       $ 8.96     $ 9.91

TOTAL RETURN
Total investment return based on net
  asset value (a)                            18.66%       (5.59)%     (.90)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted)   $10,988       $2,353       $244
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements     2.20%        2.20%      2.20%(b)
  Expenses, before waivers/reimbursements     5.34%       14.42%    133.62%(b)
  Net investment income, net of waivers/
    reimbursements                            1.60%        3.53%      2.84%(b)
  Net investment loss, before waivers/
    reimbursements                           (2.71)%      (8.69)%  (128.58)%(b)
Portfolio turnover rate                        162%          30%        11%


See footnote summary on page 16.


15



FINANCIAL HIGHLIGHTS (CONTINUED)                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                        CLASS C
                                                                  OCT. 27,1993*
                                          YEAR ENDED NOVEMBER 30,       TO
                                          -----------------------  NOVEMBER 30,
                                              1995         1994        1993
                                          ------------  ---------  ------------
Net asset value, beginning of period        $ 8.97       $ 9.92     $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .18**(c)     .39**      .01**
Net realized and unrealized gain (loss)
  on investments                              1.46         (.93)      (.09)
Net increase (decrease) in net asset
  value from operations                       1.64         (.54)      (.08)

LESS: DISTRIBUTIONS
Dividends from net investment income          (.39)        (.41)        -0-
Net asset value, end of period              $10.22       $ 8.97     $ 9.92

TOTAL RETURN
Total investment return based on net
  asset value (a)                            18.76%       (5.58)%     (.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $3,500       $2,651        $18
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements     2.20%        2.20%      2.20%(b)
  Expenses, before waivers/reimbursements     5.99%       14.42%    148.03%(b)
  Net investment income, net of waivers/
    reimbursements                            1.88%        3.60%      3.08%(b)
  Net investment loss, before waivers/
    reimbursements                            (.49)%      (8.62)%  (142.75)%(b)
Portfolio turnover rate                        162%          30%        11%


*   Commencement of distributions.
**  Net of fee waived and expenses reimbursed by the Adviser.

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for period of less than one year is not annualized.

(b) Annualized.

(c) Based on average shares outstanding.


16



REPORT OF INDEPENDENT ACCOUNTANTS                  ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
ALLIANCE UTILITY INCOME FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Utility Income Fund, Inc. (the 'Fund') at November 30, 1995, the result of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended and for the period October 18, 1993 (commencement of operations) to November 30, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

New York, New York
January 16, 1996


17



                                                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
ROBERT C. WHITE (1)

OFFICERS
ANDREW M. ARAN, SENIOR VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
PATRICK J. FARRELL, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036


(1)  Member of the Audit Committee.


18



ALLIANCE UTILITY INCOME FUND
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCECAPITAL
MUTUAL FUNDS WITHOUT THE MYSTERY.

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

UIFAR